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                                                                    EXHIBIT 23.2

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Spherion Corporation on Form S-8 of our report dated February 8, 2001, except for paragraph 5 of the Commitments and Contingencies footnote, as to which the date is March 7, 2001, appearing in the Annual Report on Form 10-K of Spherion Corporation for the year ended December 29, 2000.

/s/ DELOITTE & TOUCHE LLP

Fort Lauderdale, Florida
May 11, 2001